REGISTRATION RIGHTS AGREEMENT

          This Registration Rights Agreement (the “Agreement”) is made and entered into as of the 13th day of September, 2007 (the “Effective Date”) between Fortified Holdings Corp. (formerly Aegis Industries, Inc.), a Nevada corporation (the “Company”), and Thomas Keenan Ventures, LLC, a Delaware limited liability company (the “Investor”).

RECITALS:

          A.      The Investor is acquiring certain shares of the Company’s common stock, par value $0.001 per share, pursuant to a certain Agreement and Plan of Merger, dated as of the date hereof (the “Merger Agreement”) between the Company, Aegis Merger Corp. (k/n/a/ Fortified Data Communications, Inc.), a wholly-owned subsidiary of the Company, Z5 Technologies LLC, a Delaware limited liability company (“Z5”), and the Investor.

          B.      This Agreement is a condition to the obligation of the Investor and Z5 to consummate the transactions contemplated by the Merger Agreement.

          C.      The Company and the Investor desire to set forth the registration rights and certain transfer restrictions to be granted by the Company to the Investor.

          NOW, THEREFORE, in consideration of the mutual promises, representations, warranties, covenants, and conditions set forth herein and in the Merger Agreement, the parties mutually agree as follows:

AGREEMENT:

          1.      Certain Definitions: As used in this Agreement, the following terms have the following respective meanings:

          “Affiliate” shall have the meaning provided for in the Securities Act.

          “Blackout Period” means, only during such period that any Holder is an Affiliate of the Company, with respect to a registration, a period not in excess of sixty (60) calendar days in any calendar year during which the Company, in the good faith judgment of its Board of Directors, determines (because of the existence of, or in anticipation of, any acquisition, financing activity or other transaction involving the Company, or the unavailability for reasons beyond the Company’s control of any required financial statements, disclosure of information which is in its best interest not to publicly disclose, or any other event or condition of similar significance to the Company) that the registration and distribution of the Registrable Securities to be covered by such registration statement, if any, would be seriously detrimental to the Company and its stockholders.

           “Commission” means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

          “Common Stock” means the common stock, par value $0.001 per share, of the Company and any and all shares of capital stock or other equity securities of: (i) the Company which are added to or exchanged or substituted for the Common Stock by reason of the declaration of any stock dividend or stock split, the issuance of any distribution or the reclassification, readjustment, recapitalization or other such modification of the capital structure of the Company; and (ii) any other corporation, now or hereafter organized under the laws of any state or other governmental authority, with which the Company is merged, which results from any consolidation or reorganization to which the Company is a party, or to which is sold all or substantially all of the shares or assets of the Company, if after such merger, consolidation, reorganization or sale, the Company or the stockholders of the Company own equity securities having in the aggregate more than 50% of the total voting power of such other corporation.

          “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

           “Holder” means the Investor or any of the Investor’s respective successors and Permitted Assigns who acquire rights in accordance with this Agreement with respect to the Registrable Securities directly or indirectly from such Investor, including from any Permitted Assignee.

          The terms “register”, “registered” and “registration” refers to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

          “Registrable Securities” means shares of Common Stock issued to the Investor pursuant to the Merger Agreement, whether at the Closing thereunder or after the Closing as Deferred Consideration Stock or otherwise, excluding: (i) any Registrable Securities that have been publicly sold or may be sold immediately without registration under the Securities Act either pursuant to Rule 144 of the Securities Act or otherwise; (ii) any Registrable Securities sold by a person in a transaction pursuant to a registration statement filed under the Securities Act; or (iii) any Registrable Securities which are at the time subject to an effective registration statement under the Securities Act.

          “Securities Act” means the Securities Act of 1933, as amended, or any similar federal statute promulgated in replacement thereof, and the rules and regulations of the Commission thereunder, all as the same are in effect at the time.

          2.      Term. This Agreement shall commence upon the Effective Date are remain in full force and effect for a period of two (2) years from the Effective Date and thereafter through the end of the Effectiveness Period (the “Term”).

          3.      Registration. The Company agrees that

                    (a)      it will file a registration statement covering the resale of the Registrable Securities as promptly as practicable following the Effective Date, but in no event later than the date that is the earlier of: (a) six months after the date that the registration statement related to the resale of the shares of common stock underlying all of the securities that have been or will be sold in connection with the Private Financing (as such term is defined in the Merger Agreement) has been declared effective by the Commission, or (b) the first anniversary of the Effective Date (the “Filing Deadline”); and

                    (b)      it will use its commercially reasonable efforts, and will cooperate fully with the Commission, to cause such registration statement to be declared effective by the Commission within sixty (60) days after the Filing Deadline (the “Registration Deadline”), provided, however, that the Company is not obligated to effect any such registration, qualification or compliance pursuant to this Section 3, or keep such registration effective pursuant to Section 4: (i) in any particular jurisdiction in which the Company would be required to qualify to do business as a foreign corporation or as a dealer in securities under the securities or “blue sky” laws of such jurisdiction or to execute a general consent to service of process in effecting such registration, qualification or compliance, in each case where it has not already done so; or (ii) during any Blackout Period.

          4.      Registration Procedures.

                    (a)      in the case of the registration, qualification or compliance effected by the Company pursuant to Section 3 hereof, the Company will keep each Holder reasonably advised in writing as to the initiation of each registration, qualification and compliance and as to the completion thereof. With respect to any registration statement filed pursuant to Section 3, the Company shall:

                                   (i)      prepare and file with the Commission with respect to such Registrable Securities, a registration statement on any form which (a) the Company then qualifies for, (b) counsel for the Company deems appropriate, and (c) is available for the resale of the Registrable Securities in accordance with the intended method(s) of distribution thereof; provided that no later than five (5) business days before filing with the Commission a registration statement or prospectus or any amendments or supplements thereto, including documents incorporated by reference after the initial filing of any registration statement, the Company must (a) furnish to the underwriters, if any, and to Investor’s counsel (“Investor’s Counsel”) copies of all such documents proposed to be filed (excluding any exhibits other than applicable underwriting documents), in substantially the form proposed to be filed, which documents are subject to the review of the underwriters and such counsel, and (b) notify each Holder of Registrable Securities covered by such registration statement of any stop order issued or threatened by the Commission and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered;

                                   (ii)      cause such registration statement to become effective prior to the Registration Deadline and remain effective at least for a period ending with the first to occur of (i) the sale of all Registrable Securities covered by the registration statement, or (ii) the availability under Rule 144 for the Holders to immediately freely resell without restriction all Registrable Securities covered by the registration statement (the “Effectiveness Period”);

                                   (iii)      if a registration statement is subject to review by the Commission, promptly respond to all comments and diligently pursue resolution of any comments to the satisfaction of the Commission;

                                   (iv)      prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective during the Effectiveness Period and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended method(s) of disposition by the sellers thereof set forth in such registration statement;

                                   (v)      furnish, without charge, to the Holder one (1) signed copy of such registration statement (excluding any exhibits thereto other than applicable underwriting documents), each amendment and supplement thereto (including one (1) conformed copy to each Holder and one (1) signed copy to each managing underwriter and in each case including all exhibits thereto), and such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and any other prospectus filed under Rule 424 under the Securities Act) as such Holders may request, in conformity with the requirements of the Securities Act, and such other documents as such Holder may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Holder, but only during the Effectiveness Period;

                                   (vi)      register or qualify such Registrable Securities under such other applicable securities or blue sky laws of such jurisdictions as any Holder, and underwriter, if any, of Registrable Securities covered by such registration statement as may be necessary for the marketability of the Registrable Securities (such request to be made by the time the applicable registration statement is deemed effective by the Commission) and do any and all other acts and things which may be reasonably necessary or advisable to enable such Holder and each underwriter, if any; provided that the Company is not required to (a) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 4(a)(vi), (b) register as a securities dealer, or (c) subject itself to taxation in any such jurisdiction;

                                   (vii)      immediately notify each Holder in writing of any event which causes the prospectus included in such registration statement to contain an untrue statement of a material fact or omit any material fact required to be stated therein or necessary to make the statements therein not misleading and promptly prepare and furnish to such Holder a supplement or amendment to such prospectus (or prepare and file appropriate reports under the Exchange Act) so that, as thereafter delivered to the Investor, such prospectus does not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, unless suspension of the use of such prospectus otherwise is authorized herein or in the event of a Blackout Period, in which case no supplement or amendment need be furnished (or Exchange Act filing made) until the termination of such suspension or Blackout Period; and

                                   (viii)      comply, and continue to comply during the period that such registration statement is effective under the Securities Act, in all material respects with the Securities Act and the Exchange Act and with all applicable rules and regulations of the Commission with respect to the disposition of all securities covered by such registration statement.

                    (b)      Each Holder agrees that, upon receipt of any written notice from the Company of the happening of any event of the kind described in Section 4(a)(vii) or of the commencement of a Blackout Period, such Holder shall discontinue disposition of Registrable

Securities pursuant to the registration statement until such Holder’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 4(a)(vii) hereof or notice of the end of the Blackout Period, as applicable, and, if so directed by the Company, such Holder must deliver to the Company all copies (including, without limitation, any and all drafts), other than permanent file copies, then in such Holder’s possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice. In the event the Company gives any such notice, the period mentioned in Section 4(a)(i) hereof is extended by the greater of (i) ten (10) business days or (ii) the number of days during the period from and including the date of the giving of such notice pursuant to Section 4(a)(vii) hereof to and including the date when each Holder of Registrable Securities covered by such registration statement has received the copies of the supplemented or amended prospectus contemplated by Section 4(a)(vii) hereof.

          5.      Registration Statement Compliance. The registration statement when filed with the Commission will comply in all material respects with the Securities Act and the applicable rules and regulations promulgated by the Commission pursuant thereto and each other document incorporated by reference in the registration statement will comply in all material respects with the Exchange Act and the applicable rules and regulations promulgated by the Commission pursuant thereto, and the registration statement will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to the information contained in or omitted from the registration statement in reliance upon and in conformity with the information furnished by any Holder.

          6.      Registration Expenses. The Company shall pay all expenses in connection with any registration, including, without limitation, all registration, filing, stock exchange and NASD fees, printing expenses, all fees and expenses of complying with securities or “blue sky” laws, and the fees and disbursements of counsel for the Company and of its independent accountants, but excluding (i) any brokerage fees, selling commissions or underwriting discounts incurred by Holder of Registrable Securities in connection with sales under the registration statement and (ii) the fees and expenses of a Holder’s Counsel.

          7.      Assignment of Rights. No Holder may assign its rights under this Agreement to any party without the prior written consent of the Company; provided, however, that a Holder may assign its rights under this Agreement to one or more Permitted Assignee upon notice to the Company.

          8.      Information by Holder. The Holder or Holders of Registrable Securities included in any registration must furnish to the Company such information regarding such Holder or Holders and the distribution proposed by such Holder or Holders as the Company may reasonably request in writing.

          9.      Indemnification.

                    (a)      In the event of the offer and sale of Registrable Securities held by Holders under the Securities Act, the Company must, and hereby agrees to, indemnify and hold harmless, to the fullest extent permitted by law, each Holder, its directors, officers, partners, consultants, each other person who participates as an underwriter in the offering or sale of such securities, and each other person, if any, who controls or is under common control with such Holder or any such underwriter within the meaning of Section 15 of the Securities Act, against any losses, claims, damages or liabilities, joint or several, and expenses to which the Holder or any such director, officer, partner, consultant or underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such shares were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances in which they were made not misleading, and the Company must reimburse the Holder, and each such director, officer, partner, underwriter and controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating, defending or settling any such loss, claim, damage, liability, action or proceeding; provided that the Company is not liable in any such case (i) to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or omission from such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement made in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Holder or (ii) if the person asserting any such loss, claim, damage, liability (or action or proceeding in respect thereof) who purchased the Registrable Securities that are the subject thereof did not receive a copy of an amended preliminary prospectus or the final prospectus (or the final prospectus as amended or supplemented) at or prior to the written confirmation of the sale of such Registrable Securities to such person because of the failure of such Holder or underwriter to so provide such amended preliminary or final prospectus and the untrue statement or alleged untrue statement or omission or alleged omission of a material fact made in such preliminary prospectus was corrected in the amended preliminary or final prospectus (or the final prospectus as amended or supplemented). Such indemnity remains in full force and effect regardless of any investigation made by or on behalf of the Holders, or any such director, officer, partner, underwriter or controlling person and survives the transfer of such shares by the Holder.

                    (b)      As a condition to including Registrable Securities in a registration statement, each such Holder agrees to be bound by the terms of this Section 9 and to indemnify and hold harmless, to the fullest extent permitted by law, the Company, its directors and officers, its consultants, underwriters and each other person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which the Company or any such director, officer, consultant or underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement in or omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or omission was made in reliance upon and in conformity with written information furnished to the Company by such Holder, and such Holder must reimburse the Company, and each such director, officer, and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating, defending, or settling any such loss, claim, damage, liability, action, or proceeding. Such indemnity remains in full force and effect regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling person and shall survive the transfer by any Holder of such shares.

                    (c)      Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in Sections 9(a) or (b) hereof (including any governmental action), such indemnified party must, if a claim in respect thereof is to be made against an indemnifying party, give prompt written notice to the indemnifying party of the commencement of such action; provided that the failure of any indemnified party to give notice as provided herein does not relieve the indemnifying party of its obligations under Section 9(a) or (b) hereof, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in the reasonable judgment of counsel to such indemnified party a conflict of interest between such indemnified and indemnifying parties may exist or the indemnified party may have defenses not available to the indemnifying party in respect of such claim, the indemnifying party is entitled to participate in and to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party is not liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof, unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties arises in respect of such claim after the assumption of the defenses thereof or the indemnifying party fails to defend such claim in a diligent manner. Neither an indemnified nor an indemnifying party is liable for any settlement of any action or proceeding effected without its consent. No indemnifying party may, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement, which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation. Notwithstanding anything to the contrary set forth herein, and without limiting any of the rights set forth above, in any event any party has the right to retain, at its own expense, counsel with respect to the defense of a claim.

                    (d)      In the event that an indemnifying party does not or is not permitted to assume the defense of an action pursuant to Section 9(c) or in the case of the expense reimbursement obligation set forth in Sections 9(a) and (b), the indemnification required by Sections 9(a) and (b) hereof must be made by periodic payments of the amount thereof during the course of the investigation or defense, as, and when bills received or expenses, losses, damages, or liabilities are incurred.

                    (e)      If the indemnification provided for in this Section 9 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party hereunder, must (i) contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense as is appropriate to reflect the proportionate relative fault of the indemnifying party on the one hand and the indemnified party on the other (determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission relates to information supplied by the indemnifying party or the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission), or (ii) if the allocation provided by clause (i) above is not permitted by applicable law or provides a lesser sum to the indemnified party than the amount hereinafter calculated, not only the proportionate relative fault of the indemnifying party and the indemnified party, but also the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other, as well as any other relevant equitable considerations. No indemnified party guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) is entitled to contribution from any indemnifying party who was not guilty of such fraudulent misrepresentation.

          10.      Reserved.

          11.      Rule 144. With a view to making available to Holders the benefits of certain rules and regulations of the Commission which may permit the sale of the Registrable Securities to the public without registration, the Company agrees to:

                    (a)      Make and keep public information available, as those terms are understood and defined in Rule 144 or any similar or analogous rule promulgated under the Securities Act, at all times after the effective date of the registration statement filed by the Company pursuant to section 3 of this Agreement;

                    (b)      File with the Commission, in a timely manner, all reports and other documents required of the Company under the Exchange Act; and

                    (c)      So long as any Holder owns any Registrable Securities, furnish to the Holders upon their request; a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 of the Securities Act, and of the Exchange Act; a copy of the most recent annual or quarterly report of the Company; and such other reports and documents as any Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing it to sell any such securities without registration.

          12.      Most Favorable Registration Rights. During the Term, the Company shall not offer or grant by way of agreement or otherwise to any Person (as such term is defined in the Merger Agreement) in connection with the acquisition directly or indirectly by the Company of an Affiliate of such Person, the right to require the Company to register shares of Common Stock in a proportion in excess of 20% of the total amount of shares of Common Stock issued to such Person, or permit such Person to transfer shares of Common Stock registered by the Company on terms more favorable to such Person, than the registration rights provided to the Holders hereunder and the transfer restrictions to which the Holders are subject as provided by this Agreement.

          13.      Miscellaneous

                    (a)      Governing Law and Dispute Resolution. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE DOMESTIC LAWS OF THE STATE OF DELAWARE WITHOUT REGARD TO THE CONFLICTS OF

LAWS OR PRINCIPLES THEREOF THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF DELAWARE. Any controversy or claim arising out of or relating to this Agreement (including, without limitation, as to arbitrability), or the breach thereof, shall be settled as set forth in the Merger Agreement.

                    (b)      Successors and Assigns. Except as otherwise provided herein, the provisions hereof inure to the benefit of, and be binding upon, the successors, Permitted Assigns, executors and administrators of the parties hereto.

                    (c)      Entire Agreement. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof.

                    (d)      Notice. All notices or other communications which are required or permitted under this Agreement must be in writing and sufficient if delivered by hand, by facsimile transmission, by registered or certified mail, postage pre-paid, or by courier or overnight carrier, to the persons at the addresses set forth below (or at such other address as may be provided hereunder), and shall be deemed to have been delivered as of the date so delivered:

If to the Company:	Fortified Holdings Corp.
75200 Shady Grove Road, Suite
202
Rockville Maryland 20850
Attention: Dennis Mee
Telephone: [•]
Facsimile: [•]
with a copy to:
Richardson & Patel, LLP
The Chrysler Building
405 Lexington Avenue, 26th Floor
Attention: Jody R. Samuels
Telephone: (212) 907-6689
Facsimile: (212) 907-6687

If to the Investor:	Thomas Keenan Ventures LLC
71 Wright Street
Westport, CT 06880
Attention: Brendan Reilly
Facsimile: (203) 549-0816

with a copy to:
Agincourt Consulting Group LLC
1692 Massachusetts Avenue
Cambridge, MA 02138
Attention: Hugh Reilly
Facsimile: (617) 354-5401

with a copy to:

Robinson & Cole, LLP
695 East Main Street
Stamford, CT 06904
Attention: Eric J. Dale
Telephone: (203) 462-7568
Facsimile: (203) 462-7599

or at such other address as any party furnishes to the other parties in writing.

               (e)      Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any Holder of any Registrable Securities, upon any breach or default of the Company under this Agreement, shall impair any such right, power or remedy of such Holder and shall not be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring. Any waiver of any single breach or default is not a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any Holder of any breach or default under this Agreement, or any waiver on the part of any Holder of any provisions or conditions of this Agreement, must be in writing and is effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, or by law or otherwise afforded to any Holder, are cumulative and not alternative.

                    (f)      Counterparts. This Agreement may be executed in any number of counterparts, each of which is enforceable against the parties actually executing such counterparts, and all of which together constitute one instrument.

                    (g)      Severability. In the case any provision of this Agreement is invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions are not in any way be affected or impaired thereby.

                    (h)      Amendments. The provisions of this Agreement may be amended at any time and from time to time, and particular provisions of this Agreement may be waived, with and only with an agreement or consent in writing signed by the Company and by the Investor and/or Permitted Assigns.

[Signature Page Follows]

          This Registration Rights and Transfer Restriction Agreement is hereby executed as of the date first above written.

COMPANY:
FORTIFIED HOLDINGS CORP.

By:      /s/ Dennis Mee
Name:  Dennis Mee
Its:        Interim President, Chief Financial Officer & Secretary

INVESTOR:
THOMAS KEENAN VENTURES, LLC

/s/ Brendan Reilly
Name: Brendan Reilly
Sole Manager of TK Management, LLC, the Manager